UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 6, 2022, Edible Garden AG Incorporated (the “Company” or “we”) filed a Current Report on Form 8-K (the “Original Form 8-K”), to report that the Company had acquired the assets of the business of Greenleaf Growers, Inc. (the “Michigan Property”). On January 4, 2023, the Company filed an amendment to the Original Form 8-K (the “Form 8-K Amendment”) to provide historical financial statements under Item 9.01(a) of Form 8-K and to provide pro forma financial information under Item 9.01(b) of Form 8-K, which financial statements and pro forma information the Company believed were required to be disclosed in the event of a business acquisition, as defined under Regulation S-X. Upon further analysis of the acquired assets of the Michigan Property, the Company has determined the acquisition was an asset acquisition, as defined under Regulation S-X, and accordingly the financial statements and pro forma information included in the Form 8-K Amendment were not required to be disclosed. We are amending the Original Form 8-K and the Form 8-K Amendment to remove the financial statements and pro forma information previously included as Exhibit 99.2 and 99.3, respectively, as well as the corresponding Consent of Lance, Soll & Lunghard, LLP, previously included as Exhibit 23.1.  There are no other changes to the Original Form 8-K or the Form 8-K Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#

Asset Purchase Agreement with Real Estate, by and between Greenleaf Growers, Inc., NJD Investments, LLC, Soleri, LLC, Nicholas DeHaan, and 2900 Madison Ave Holdings, LLC, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.2

Promissory Note, by and between 2900 Madison Ave Holdings, LLC and NJD Investments, LLC, dated as of August 31, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.3

Mortgage, by and between 2900 Madison Ave Holdings, LLC and NJD Investments, LLC, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.4

Security Agreement, by and between 2900 Madison Ave Holdings, LLC and NJD Investments, LLC, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.5

Guaranty, by Edible Garden AG Incorporated, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

99.1	Press release dated August 31, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: January 31, 2023	By:	/s/ Michael James
	Name:	Michael James
	Title:	Chief Financial Officer

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